SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[X] Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               ASB Holding Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:


  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
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

                        [ASB Holding Company Letterhead]








December 28, 2004

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of ASB Holding Company (the "Company"), we invite you to attend our 2005 Annual Meeting of Stockholders (the "Meeting") to be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on January 20, 2005, at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. The Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting.



                                           Sincerely,

                                           /s/Joseph Kliminski

                                           Joseph Kliminski
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 20, 2005
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of ASB Holding Company (the "Company") will be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on January 20, 2005, at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

     1.   The election of two directors of ASB Holding Company; and
     2.   The approval of the ASB Holding Company 2005 Stock Option Plan;
     3. The approval of the American Savings Bank of NJ 2005 Restricted Stock Plan; and
     4. The ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2005.

         The transaction of such other business as may properly come before the Meeting, or any adjournments thereof, may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on December 10, 2004, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Richard M. Bzdek

                                              Richard M. Bzdek
                                              Secretary
Bloomfield, New Jersey
December 28, 2004


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 2005

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ASB Holding Company (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on January 20, 2005, at 10:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 28, 2004.

         At the Meeting, stockholders will consider and vote upon (i) the election of two directors of the Company, (ii) the approval of the ASB Holding Company 2005 Stock Option Plan (the "2005 Option Plan"), (iii) the approval of the American Savings Bank of NJ 2005 Restricted Stock Plan (the "2005 Restricted Stock Plan"), and (iv) the ratification of the appointment of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2005.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

         The Company is the parent company of American Savings Bank of NJ (the "Bank"). The Company was formed in June 2003 as a corporation chartered by the Office of Thrift Supervision for the purpose of being a holding company for the Bank. The Company is the majority-owned subsidiary of American Savings, MHC, a federally-chartered mutual holding company. Because American Savings, MHC owns approximately 70% of the Company's outstanding common stock, the votes cast by American Savings, MHC will be determinative in the election of directors and the ratification of auditors. The affirmative vote of both: (a) a majority of the votes eligible to be cast at the Meeting including votes cast by American Savings, MHC and (b) a majority of the votes cast at the Meeting by stockholders other than American Savings, MHC (without regard to either (i) broker non-votes or (ii) proxies marked "ABSTAIN") is required for the approval of the 2005 Option Plan and the 2005 Restricted Stock Plan.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of

Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for election as directors as set forth herein, "FOR" the approval of the 2005 Option Plan, "FOR" the approval of the 2005 Restricted Stock Plan, and "FOR" the ratification of Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2005. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Officers, directors and employees of the Company and its subsidiaries have an interest in a matter being presented for stockholder approval. Upon stockholder approval of the 2005 Option Plan and the 2005 Restricted Stock Plan, officers, directors and employees of the Company and its subsidiaries may be granted stock options or restricted stock under these new plans. The approval of the 2005 Option Plan and the 2005 Restricted Stock Plan are being presented as Proposal II and Proposal III, respectively.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 10, 2004 (the "Record Date"), are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 5,554,500 shares of Common Stock issued and outstanding.

         As provided in the Charter of the Company, for a period of five years from October 3, 2003, the date of the completion of the Company's stock offering, no person, except for American Savings, MHC, is permitted to beneficially own in excess of 10% of the Company's outstanding common stock (the "Limit"), and any shares acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for the nominees being proposed is withheld.

         Concerning all other matters that may properly come before the Meeting, including the approval of the 2005 Option Plan (Proposal II), the approval of the 2005 Restricted Stock Plan (Proposal III) and the ratification of the independent auditors (Proposal IV), by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item.

         The affirmative vote of both: (a) a majority of the votes eligible to be cast at the Meeting including votes cast by American Savings, MHC and (b) a majority of the votes cast at the Meeting by stockholders other than American Savings MHC (without regard to either (i) broker non-votes or (ii) proxies marked "ABSTAIN") is required for the approval of the 2005 Option Plan and the 2005 Restricted Stock Plan. Broker non-votes and proxies marked "ABSTAIN" shall have no effect on the outcome of the votes on Proposals II and III.

         Unless otherwise required by law, all other matters, including the ratification of the independent auditors (Proposal IV), shall be determined by a majority of votes cast affirmatively or negatively without regard to (i) broker non-votes or (ii) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, the ownership of the Company's employee stock ownership plan and the ownership of all executive officers and directors of the Company. Management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date other then American Savings, MHC.

                                                                         Percent of Shares
                                                 Amount and Nature of      of Common Stock
Name and Address of Beneficial Owner             Beneficial Ownership      Outstanding
------------------------------------             --------------------      -----------

American Savings, MHC                                 3,888,150               70.0%
365 Broad Street
Bloomfield, New Jersey 07003

American Savings Bank of NJ Employee Stock              133,308 (1)            2.4%
Ownership Plan Trust (the "ESOP")
365 Broad Street
Bloomfield, New Jersey 07003

All directors and executive officers of the
     Company as a group (nine persons)                  220,924(2)             4.0%

 --------------------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, 3,333 shares have been allocated to ESOP participants. The Board of Directors appointed all non-employee directors to serve as ESOP Trustees and as members of the ESOP Plan Committee. The ESOP Plan Committee directs the vote of all unallocated shares and shares allocated to participants if timely voting directions are not received for such shares.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership. Excludes 133,308 shares held by the ESOP.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock other than American Savings, MHC. To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2004 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of seven members. Two directors will be elected at the Meeting, each to serve for a three-year term and until their successors have been elected and qualified.

         Stanley Obal and Vincent S. Rospond have been nominated by the Board of Directors to serve as directors. Both of the nominees are currently members of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the nominees, the directors continuing in office and the executive officers of the Company.

                                                                              Shares of
                                       Age at     Year First      Current    Common Stock    Percent
                                   September 30,   Elected or     Term to    Beneficially       of
Name                                    2004     Appointed(1)     Expire       Owned(2)        Class
----                                   ------    ------------     ------       --------        -----

Board Nominees for Term to Expire in 2008
Stanley Obal                             82          1981          2005           10,000        *
Vincent S. Rospond                       72          1981          2005           40,000        *

Directors Continuing in Office
W. George Parker                         79          1967          2006           34,044        *
H. Joseph North                          72          1991          2006            2,000        *
Joseph Kliminski                         61          1986          2007           40,292        *
Robert A. Gaccione                       63          2003          2007           15,000        *
James H. Ward, III                       55          1991          2007           44,000        *

Executive Officers of the Company
Richard M. Bzdek                         51           N/A           N/A           31,500        *
Eric B. Heyer                            42           N/A           N/A            4,088        *


-----------------
*    Less than 1%
(1) Refers to the year the individual first became a director of the Bank. Upon formation of the Company in June 2003, each director of the Bank at that time became a director of the Company.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.

Biographical Information

         Directors and Executive Officers of the Company. Set forth below is the business experience for the past five years of each of the directors, nominees and executive officers of the Company.

         Stanley Obal has been a member of the Board since 1981. Mr. Obal retired in 1982 and was the owner of Obal's Inn, a tavern and restaurant in Bloomfield, New Jersey.

         Vincent S. Rospond has been a member of the Board since 1981. He is an attorney and the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A. in Bloomfield, New Jersey. Rospond, Rospond & Conte serves as general counsel to the Bank. Mr. Rospond is the president and a trustee of United Way of Bloomfield, is a member and the former legal counsel of Bloomfield Chamber of Commerce, and is a member and the treasurer of North Jersey Manufacturer's & Businessmen Association. He is also a member of the Cornell Club of New Jersey, the Essex County Bar Association, the Newark Art Museum, the Bloomfield Music Federation and the New Jersey Bar Association.

         W. George Parker has been a member of the Board since 1967 and Chairman since 1990. Mr. Parker is the owner, president and chief executive officer of Adco Chemical Company, located in Newark, New Jersey.

         H. Joseph North has been a member of the Board since 1991. Mr. North retired in 1987 as Town Administrator of Bloomfield, New Jersey after 20 years of service as the municipality's chief administrative officer. Mr. North is a past president and a lifetime member of the New Jersey Municipal Management Association and is a former member of the International City Management Association. Mr. North is also a former president of the Bloomfield Lions Club, Bloomfield Fifth Quarter Club and Bloomfield Tennis Federation.

         Joseph Kliminski has been a member of the Board since 1986. He has been employed by the Bank since 1967 and became President and Chief Executive Officer of the Bank in 1987 and President and Chief Executive Officer of the Company upon its formation in June 2003. Mr. Kliminski is a member and past president of the Bloomfield Lions Club, is president of the Advisory Board to the Bloomfield Town Council, chairman of the Bloomfield Education Foundation, and chairman of the Deborah Hospital Children of the World Golf Tournament. Mr. Kliminski also serves on the Executive Committee of the Bloomfield Center Alliance, and is a member and former president of the Board of Trustees of the Bloomfield Public Library. He is also a former member of the Board of Governors of the New Jersey League of Community Bankers and past president of the Essex County Savings League.

         Robert A. Gaccione has been a member of the Board since 2003. He has been a senior partner of the law firm of Gaccione, Pomaco & Malanga, P.C. in Belleville, New Jersey for thirty years. He is a former Federal Bureau of Investigation agent. Mr. Gaccione also serves as the Essex County Tax Board Commissioner. He served as a director of Franklin Community Bank, a commercial bank located in Nutley, New Jersey for three years. Mr. Gaccione is a member and the past president of the Belleville Rotary Club, is the president of the Clara Maass Foundation and is a member of the Belleville Foundation.

         James H. Ward, III has been a member of the Board since 1991 and Vice Chairman since 2003. From 1998 to 2000, he was the majority stockholder and Chief Operating Officer of Rylyn Group, which operated a restaurant in Indianapolis, Indiana. Prior to that, he was the majority stockholder and Chief Operating Officer of Ward and Company, an insurance agency in Springfield, New Jersey, where he was employed from 1968 to 1998. He is now a retired investor.

         Richard  M.  Bzdek  is  the  Bank's  Executive  Vice  President,  Chief
Operating Officer and Secretary and became Executive Vice President, Chief Operating Officer and Secretary of the Company upon its formation in June 2003. He has been employed by the Bank since 1975. Mr. Bzdek is the former president and a current director of the Bloomfield Chamber of Commerce. He is a member of the Financial Managers Society and serves as Vice Chairman on the Operations and Technology Committee of the New Jersey League of Community Bankers. He is also the treasurer and a trustee of United Way of Bloomfield and is a director and co-founder of the Bloomfield Center Alliance.

         Eric B. Heyer has been the Bank's Senior Vice President, Treasurer and Chief Financial Officer since 1997 and became Chief Financial Officer of the Company upon its formation in June 2003. Mr. Heyer has been employed by the Bank since 1993. He was previously the chief financial officer of Monarch Savings Bank in Kearny, New Jersey, where he was employed from 1986 to 1993. Mr. Heyer is a member of the Financial Managers Society. He has previously served as a trustee of Kingston United Methodist Church and currently serves on the finance committee of Princeton United Methodist Church. Mr. Heyer also serves as a board member of the Mental Health Clinic of Passaic in Clifton, New Jersey.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended September 30, 2004, the Board of Directors met twenty- seven times, including regularly scheduled and special meetings. No director attended fewer than 75% of the total aggregate meetings of the Board of Directors plus meetings of committees on which he served during the year ended September 30, 2004. The Board maintains an Audit Committee and a Compensation Committee, as well as a Nominating Committee, a Building and Grounds Committee and a Bylaws Committee.

         The Compensation Committee consists of all directors who are independent under the rules of the Nasdaq Stock Market. This committee met one time during the year ended September 30, 2004. The responsibilities of this committee include appraisal of the performance of officers of the Bank, administration of management incentive compensation plans and review of the directors' compensation. This committee reviews industry compensation surveys and reviews the recommendations of senior management on employee compensation matters.

         The Audit Committee consists of Directors Parker, North and Ward, each of whom is independent under the rules of the Nasdaq Stock Market. Each member of the Audit Committee is qualified under the rules of the Nasdaq Stock Market to serve as a member of the Audit Committee, however, none qualifies as an audit committee financial expert within the meaning of the regulations of the Securities and Exchange Commission. This committee meets periodically as needed with the internal auditor and the external auditors and met three times during the year ended September 30, 2004. This committee's main responsibilities include oversight of the internal auditor and the external auditors and monitoring of management and staff compliance with the Board's audit policies, and applicable laws and regulations. This committee has adopted a written charter, a copy of which was attached as an appendix to the 2003 proxy statement.

         Report of the Audit Committee. For the fiscal year ended September 30, 2004, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Crowe Chizek and Company LLC ("Crowe Chizek"), all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Crowe Chizek disclosures regarding Crowe Chizek's independence as required by

Independence Standards Board Standard No. 1 and discussed with Crowe Chizek its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

         Audit Committee:
                  W. George Parker
                  H. Joseph North
                  James H. Ward, III

Principal Accounting Fees and Services

         Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services.

         All of the services listed below for 2004 and 2003 were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

         Audit Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB for the fiscal years ended September 30, 2004 and 2003 were $64,000 and $42,000, respectively.

         Audit Related Fees. The aggregate fees billed by Crowe Chizek for assurance and related services related to the Company's Form 10-KSB for the years ended September 30, 2004 and 2003 were $7,500 and $7,500, respectively.

         Tax Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for tax compliance, tax advice and tax planning for the years ended September 30, 2004 and 2003 were $9,000 and $8,700, respectively. Such tax-related services consisted in both years of tax return preparation and consultation.

         All Other Fees. The aggregate fees billed by Crowe Chizek for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $13,625 and $150,800, respectively, for the years ended September 30, 2004 and 2003, and consisted of expenses related to the Company's initial public offering.

Director Nomination Process

         The  Nominating   Committee  consists  of  Directors  Ward,  North  and
Gaccione. The Nominating Committee, which is not a standing committee, recommends to the full Board of Directors persons for selection as the Board's nominees for election as directors. The Committee was established subsequent to the year ended September 30, 2004 and thus did not meet during fiscal 2004. As defined by the rules of the Nasdaq Stock Market, each member of the committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached hereto as Appendix A.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, American Savings Bank of NJ. Additionally, the Board will consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. In the Board's selection of nominees of the Board, there is no difference in the manner of evaluation of potential nominees who have been recommended by directors or officers of the Company and the Bank versus evaluation of potential nominees who have been recommended by stockholders.

         To be considered in the Board's selection of nominees of the Board, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. Persons recommended for consideration as nominees of the Board should meet the director qualification requirements set forth in Article III, Sections 14, 15 and 16 of the Company's Bylaws, which require that (i) directors may not serve as a management official of another depository institution or depository holding company as those terms are defined by the regulations of the Office of Thrift Supervision; (ii) directors must be persons of good character and integrity and (iii) persons 75 years of age or above shall not be eligible for election, re- election, appointment or re-appointment to the Board, except for directors serving on the Board of American Savings Bank of NJ as of February 23, 1993. The Board also believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

         The good character and integrity requirement is embodied in Article III, Section 15, which states that a person is not eligible to serve as director if he or she: (1) is under indictment for, or has ever been convicted of, a criminal offense, involving dishonesty or breach of trust and the penalty for such offense could be imprisonment for more than one year; (2) is a person against whom a federal or state bank regulatory agency has, within the past ten years, issued a cease and desist order for conduct involving dishonesty or breach of trust and that order is final and not subject to appeal; or (3) has been found either by any federal or state regulatory agency whose decision is final and not subject to appeal, or by a court to have (a) committed a willful violation of any law, rule or regulation governing banking, securities, commodities or insurance, or any final cease and desist order issued by a banking, securities, commodities or insurance regulatory agency or (b) breached a fiduciary duty involving personal profit.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Company, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2004 annual meeting of stockholders, except James H. Ward, III, who was unable to attend due to illness.

Certain Relationships and Related Transactions

     Other than as disclosed below, no directors, officers or their immediate family members were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than through a loan with the Bank) during either of the two years ended September 30, 2004.

     Director Vincent S. Rospond is the majority stockholder of the law firm of Rospond, Rospond & Conte, P.A., which serves as general counsel to the Bank and to which the Bank paid approximately $40,000 and $25,000 in legal fees during the years ended September 30, 2004 and 2003. In addition, the Bank engages this law firm in connection with loan closings, and fees paid by borrowers in loan closings handled by such law firm totaled approximately $48,000 and $86,000 during fiscal 2004 and 2003.

     Management believes that the transactions described above were on terms at least as favorable to the Bank as the Bank would have received in transactions with an unrelated party.

     The Bank makes loans to its officers, directors and employees in the ordinary course of business. The Bank waives its application fee for mortgages to officers and employees on single-family owner- occupied homes or second homes. It also reduces its application fee for mortgages on 2-4 family owner-occupied homes by the amount of the application fee for single family home mortgages and reduces its modification fee for 1-4 family owner-occupied home mortgages or second home mortgages by the amount of the application fee for single family home mortgages. Other than such application fee waivers and reductions to officers and employees, such loans are on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. Such loans also do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

     Board Fees. Directors are currently paid a fee of $225 per Board meeting attended, and no fees are paid for committee meetings. For fiscal year 2004, each director received an additional annual fee of $25,000. Directors who also serve as employees do not receive compensation as directors.

     Directors Consultant and Retirement Plan. The Directors Consultant and Retirement Plan provides retirement benefits to directors on their retirement date. "Retirement date" means the date of termination of service as a director following a participant's completion of not less than twelve years of service as a director, or not less than six years of service following a change in control; provided however, the retirement date with regard to directors serving as of August 27, 1996 who have completed not less than five years of service as of August 27, 1996 shall be the date of termination of service as a director without regard to whether the twelve years of service requirement has been fulfilled. Upon death or disability, a director shall be deemed to have terminated service as of such date.

     If a director agrees to become a consulting director to our board upon retirement, he will receive a monthly payment for 144 months equal to 0.0833 times the average of the annual retainers paid (exclusive of payment of fees for meetings) for the highest three yearly periods during the immediately prior ten-year period. In the event of a change in control, all directors will be presumed to have reached the retirement date and each director will receive a lump sum payment equal to the present value of future benefits payable.

Executive Compensation

         Summary Compensation Table. The following table sets forth the compensation awarded to or earned by the Company's President and Chief Executive Officer and the other executive officers of the Company for the three fiscal years ended September 30, 2004.

                                                         Annual Compensation
                                                   -----------------------------
                                                                                     All Other
Name and Principal Position              Year          Salary            Bonus       Compensation
---------------------------             ------         ------            -----       ------------
Joseph Kliminski, President                2004      $250,000        $        0       $188,101(1)
  and Chief Executive Officer              2003       242,255            73,228        212,140
                                           2002       197,447            35,455         90,427

Richard M. Bzdek, Executive                2004      $164,147        $        0       $ 44,290(2)
  Vice President, Chief                    2003       162,244            30,492         46,498
  Operating Officer and Secretary          2002       156,047            29,698         24,525

Eric B. Heyer, Senior Vice                 2004      $145,000        $        0       $ 32,617(3)
  President, Treasurer and Chief           2003       139,615            50,322         31,019
  Financial Officer                        2002       122,308            24,283         15,724


--------------
(1)  For 2004,  consists  of (i) an accrual of  $162,804  under Mr.  Kliminski's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Kliminski of $6,123, (iii) an employer contribution to the Profit Sharing Plan for Mr. Kliminski of $13,943, and (iv) the award of 292 shares under the ESOP as of December 31, 2003 based on the last reported sales price of the Common Stock of $17.90 on the date of the award.
(2) For 2004, consists of (i) an accrual of $21,249 under Mr. Bzdek's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Bzdek of $4,647, (iii) an employer contribution to the Profit Sharing Plan for Mr. Bzdek of $13,943, and (iv) the award of 249 shares under the ESOP as of December 31, 2003 based on the last reported sales price of the Common Stock of $17.90 on the date of the award.
(3) For 2004, consists of (i) an accrual of $10,636 under Mr. Heyer's executive salary continuation agreement, (ii) an employer matching contribution to the 401(k) Plan for Mr. Heyer of $4,120, (iii) an employer contribution to the Profit Sharing Plan for Mr. Heyer of $13,943, and (iv) the award of 219 shares under the ESOP as of December 31, 2003 based on the last reported sales price of the Common Stock of $17.90 on the date of the award.

         Employment Agreements. The Bank has entered into employment agreements with Mr. Kliminski, Mr. Bzdek and Mr. Heyer. Mr. Kliminski's, Mr. Bzdek's and Mr. Heyer's current base salaries are $250,000, $164,147 and $145,000, respectively. Mr. Kliminski's employment agreement has a term of three years while Mr. Bzdek's and Mr. Heyer's agreements have a term of two years. Each of the agreements provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years, in the case of Mr. Kliminski, and two years, in the case of Mr. Bzdek and Mr. Heyer. If the Bank terminates Mr. Kliminski without "just cause"as defined in the agreement, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than two years. If the Bank terminates Mr. Bzdek or Mr. Heyer without "just cause" as defined in the agreement, that individual will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. Mr. Kliminski's employment agreement provides that if Mr. Kliminski's employment is terminated without just cause within twenty-four months of a change in control, he will be paid an amount equal to 2.999 times his five-year average annual taxable cash compensation in either a lump sum or, at his option, in periodic payments over a three-year period or the remaining term of the agreement, whichever is less. Mr. Bzdek's and Mr. Heyer's employment agreements provide that if their employment is terminated without just cause within twelve months of a change in control, they will be paid an amount equal to 2.0 times their five-year average annual taxable cash compensation in either a lump sum or, at their option, in periodic payments over a two-year period or the remaining term of the agreement, whichever is less. If change in control payments had been made under the agreements as of September 30, 2004, the payments would have equaled approximately $702,476, $323,421 and $254,605 to Kliminski, Bzdek and Heyer, respectively.

         The Company has entered into an employment agreement with Mr. Kliminski, the terms of which are substantially the same as Mr. Kliminski's employment agreement with the Bank. The agreement with the Company provides that if Mr. Kliminski's employment is terminated without just cause as defined in the agreement, he will be entitled to a continuation of his salary for three years from the date of termination. Any payments to Mr. Kliminski under the employment agreement with the Company will be reduced to the extent that payments are made to Mr. Kliminski under his agreement with the Bank.

         Executive Salary Continuation Agreements. The Bank has implemented executive salary continuation agreements for the benefit of Messrs. Kliminski, Bzdek and Heyer. The executive salary continuation agreements will provide benefits at age 65 that would be comparable to approximately 50% of Mr. Kliminski's average base salary based upon the average of the three highest out of the last five years of employment, and 30% of average salary for Messrs. Bzdek and Heyer. The benefits will be paid in equal monthly installments until the death of the participant. If a participant terminates employment prior to age 65, then the retirement benefit equals the then accrued balance of the participant's liability reserve account, and the benefit is paid in equal monthly installments until the death of the participant. Upon disability, the participant will receive the then accrued balance of the participant's liability reserve account, and the benefit is payable either in a lump sum or in 180 monthly installments. Upon a change in control of the Bank, and the participant's termination, the participant will be deemed to reach age 65 and will receive full retirement benefits. As long as such agreement remains in effect, upon the death of a participant, the participant's beneficiary will be paid a death benefit under the terms of the Endorsement Method Split Dollar Life Insurance Agreement between the participant and the Bank.

         For fiscal 2004, we accrued $162,804 under Mr. Kliminski's executive salary continuation agreement, $21,249 under Mr. Bzdek's executive salary continuation agreement and $10,636 under Mr. Heyer's executive salary continuation agreement. These accruals reflect the scheduled accruals under the plan in order for the retirement benefit provided by the plan to be fully accrued at the expected retirement date. The accrual for Mr. Kliminski is higher than for Messrs. Bzdek and Heyer due to the fewer number of months left to accrue the full retirement benefit that will be payable to Mr. Kliminski at his expected retirement date and also reflects a higher average base salary for Mr. Kliminski and a higher percentage of such base provided under the plan, 50% versus 30% for Messrs. Bzdek and Heyer. When the plan was established in February 2002, there were 78 months until the expected retirement date for Mr. Kliminski, compared to 196 months and 300 months for Messrs. Bzdek and Heyer. The amounts required to accrue the present value of the retirement benefit provided for each individual are based upon assumptions for both discount rate and salary projections. These assumptions are reviewed at least annually and provide the basis upon which monthly benefit accruals are recorded. Such accruals are generally recorded in equal amounts from month to month with changes made to such amounts as required by assumption changes.

--------------------------------------------------------------------------------
                PROPOSAL II - APPROVAL OF THE ASB HOLDING COMPANY
                             2005 STOCK OPTION PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the ASB Holding Company 2005 Stock Option Plan (the "2005 Option Plan"), subject to approval by the Company's stockholders. Pursuant to the 2005 Option Plan, up to 272,171 shares of the Common Stock, are to be reserved from the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options to be granted to officers, directors, employees, and other persons from time to time ("Options"). The purpose of the 2005 Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, employees and other persons to promote the success of the business of the Company and the Bank. The 2005
Option Plan, which will become effective upon the date of stockholder approval ("Effective Date"), has a term of ten years, after which time no awards may be made. The following summary of the material features of the 2005 Option Plan is qualified in its entirety by reference to the complete provisions of the 2005 Option Plan which is attached hereto as Appendix B.

         The 2005 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be "Non- Employee Directors" within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934 (the "Exchange Act"). The Option Committee may select the officers and employees to whom options are to be granted and the number of Options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Company's financial performance and a comparison of awards given by other institutions that have converted from mutual to stock form. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, employees and other persons who are designated by the Option Committee will be eligible to receive, at no cost to them, Options under the 2005 Option Plan (the "Optionees"). Each Option granted pursuant to the 2005 Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. It is anticipated that Options granted under the 2005 Option Plan will constitute either Incentive Stock
Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and that do not normally result in tax deductions to the Company) or Non- Incentive Stock Options (options that do not afford recipients favorable tax treatment under Code Section 422). Option shares may be paid for in cash, shares of the Common Stock, or a combination of both. Common Stock used in full or partial payment of the exercise price must have been owned by the person exercising such Option not less than six months prior to the date of exercise. The Company will receive no monetary consideration for the granting of stock options under the 2005 Option Plan.
Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the 2005 Option Plan may be authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 2005 Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 2005 Option Plan shall continue in effect for a term of ten years from the Effective Date.

         Stock Options. The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. Generally, except as may otherwise be determined by the Option Committee at the time of the award, an Incentive Stock Option may only be exercised while the Optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option). In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non- Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such Options.

         The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the "Fair Market Value" of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, if the Common Stock is traded otherwise than on a national securities exchange at the time of the granting of an Option, then the exercise price per share of the Option shall be not less than the mean between the last bid and ask price on the date the Option is granted or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the exercise price per share shall be determined in good faith by the Option Committee. If an officer or employee owns Common Stock representing more than ten percent of the outstanding Common Stock at the time an Incentive Stock Option is granted, then the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock at the time the Incentive Stock Option is granted. No more than $100,000 of Incentive Stock Options can become exercisable for the first time in any one year for any one person. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the 2005 Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

         No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         The 2005 Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall confer on the Optionee any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 2005 Option Plan.

         Awards Under the 2005 Option Plan. The Board or the Option Committee shall from time to time determine the officers, directors, employees and other persons who shall be granted Options under the 2005 Option Plan, the number of Options to be granted to any individual, and whether the Options granted will be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Optionees and in determining the number of Options to be granted, the Board or the Option Committee may consider the nature of the services rendered by each such individual, each individual's current and potential contribution to the Company and such other factors as may be deemed relevant. Optionees may, if otherwise eligible, be granted additional Options. In no event shall Common Stock subject to Options granted to non- employee directors in the aggregate under the 2005 Option Plan exceed 36% of the total number of shares reserved under the 2005 Option Plan, and no more than 6% of the available shares of Common Stock may be awarded to any individual non-employee director. In no event, shall Common Stock subject to Options granted to any Employee exceed 25% of the total number of the available shares of Common Stock.

         Pursuant to the terms of the 2005 Option Plan, Non-Incentive Stock Options to purchase shares of Common Stock as detailed below will be granted to each non-employee director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected non-employee directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty percent of the Options granted to non-employee directors on the Effective Date will be first exercisable on the one year anniversary of the date of the grant and 20% annually thereafter on the anniversary date of the award during such period of service as a director or a director emeritus. Such Options granted to non-employee directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a change in control (as defined in the 2005 Option Plan) of the Company or the Bank.

         The table below presents information related to stock option awards anticipated to be awarded upon stockholder approval of the 2005 Option Plan; provided, however, that a letter of non-objection must be received from the Office of Thrift Supervision in order to permit non-employee directors to receive in the aggregate more than 30% of the total shares reserved under the plan and more than 5% individually. If the non-objection of the Office of Thrift Supervision is not received, the option award to each non- employee director will be reduced to meet such restriction. No Options are expected to be awarded to any associates of executive officers, directors or nominees.


                                                 NEW PLAN BENEFIT
                                                    OPTION PLAN
                                                    -----------

                                                                                       Number of Options
Name and Position                                                Dollar Value$ (1)     to be Granted
-----------------                                                -----------------  ----------------
W. George Parker, Chairman                                             N/A               15,650(3)
Joseph Kliminski, President, Chief Executive Officer                   N/A               64,640(2)
  and Director
Robert A. Gaccione, Director                                           N/A               15,650(3)
H. Joseph North, Director                                              N/A               15,650(3)
Stanley Obal, Director                                                 N/A               15,650(3)(4)


                                      -14-




                                                                                       Number of Options
Name and Position                                                Dollar Value$ (1)     to be Granted
-----------------                                                -----------------  ----------------
Vincent S. Rospond, Director                                           N/A               15,650(3)(4)
James H. Ward, III, Vice Chairman                                      N/A               15,650(3)
Richard M. Bzdek, Executive Vice President,                            N/A               31,980(2)
  Chief Operating Officer and Secretary
Eric B. Heyer, Senior Vice President                                   N/A               29,258(2)
  and Chief Financial Officer
Executive Group (3 persons)                                            N/A              125,878(2)
Non-Executive Director Group (6 persons)                               N/A               93,900(3)
Non-Executive Officer Employee Group                                   N/A               52,393(2)

----------------
(1) The exercise price of such Options shall be equal to the fair market value of the Common Stock on the date of stockholder approval of the 2005 Option Plan. Thus, on the date of stockholder approval, the Options will have zero value. The exact dollar value of the Options will equal the difference between the exercise price of such Options and the market price of the Common Stock on the date of exercise of an Option. Accordingly, the exact dollar value is not presently determinable.
(2)  Options  awarded to officers and employees  will be exercisable as follows:
     Options awarded at the time of stockholder approval are first exercisable at the rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary date of the award during periods of continued service as an employee, director or director emeritus. Such awards shall be 100% exercisable in the event of death, disability, or upon a change in control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, director or director emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary date of the award during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability, death, or a change in control of the Company or the Bank, such awards shall be 100% exercisable.
(4)  Nominee for election as a director of the Company.

         Effect of Mergers, Change of Control and Other Adjustments. Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common
Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event (including a special or non-recurring dividend that has the effect of a return of capital distribution to stockholders), the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to Options, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 2005 Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the 2005 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

         The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 2005 Option Plan. In the case of a Change in Control of the Bank or the Company as determined by the Option Committee, all outstanding Options shall become immediately exercisable. A Change in Control is defined to include (i) the sale of all, or a material portion, of the assets of the Company or the Bank; (ii) the merger or recapitalization of the Bank or the Company whereby the Bank or the Company is not the surviving entity; (iii) a change in control of the Bank or the Company as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements set forth under Section 574.3(c)(1)(vii) of OTS Regulations (12 C.F.R. ss.574.3(c)(1)(vii)).

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent Options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between
(A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 2005 Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 2005 Option Plan to operate in changed circumstances, to adjust the 2005 Option Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the 2005 Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the 2005 Option Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the 2005 Option Plan specifically for anti-takeover purposes. The 2005 Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

         In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. ss. 565.4), is subject to enforcement action by the OTS, or receives a capital directive under 12 C.F.R. ss. 565.7, then all Options awarded to executive officers or directors of the Company or its subsidiaries must exercise such options or forfeit such Options.

         Amendment and Termination of the 2005 Option Plan. The Board of Directors may alter, suspend or discontinue the 2005 Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 2005 Option Plan, materially increase the benefits accruing to Optionees under the 2005 Option Plan or materially modify the requirements for eligibility for participation in the 2005 Option Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company.

         Possible Dilutive Effects of the 2005 Option Plan. The Common Stock to be issued upon the exercise of Options awarded under the 2005 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 2005 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 272,171 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 4.67%. The Company can avoid dilution resulting from awards under the 2005 Option Plan by delivering shares repurchased in the open market upon the exercise of Options.

         Federal Income Tax Consequences. Under present federal tax laws, awards under the 2005 Option Plan will have the following consequences:

1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the 2005 Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by
     Section 162(m) of the Code.

         Accounting Treatment. Common Stock issuable pursuant to outstanding Options under the Option Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis. The Financial Accounting Standards Board has announced a change in the required accounting methods applicable to stock options effective after June 15, 2005. Under such accounting requirements, the Company will be required to recognize compensation expense related to stock options outstanding based upon the fair value of such awards at the date of grant over the period that such awards are earned.

         Stockholder Approval. Stockholder approval of the 2005 Option Plan is being sought in accordance with OTS regulations. Additional purposes of requesting stockholder approval of the 2005 Option Plan are to qualify the 2005 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exempt transactions related to the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, and to meet the requirements for the tax- deductibility of certain compensation items under Section 162(m) of the Code.

         The affirmative vote of both: (a) a majority of the votes eligible to be cast at the Meeting including votes cast by American Savings, MHC and (b) a majority of the votes cast at the Meeting by stockholders other than American Savings MHC (without regard to either (i) broker non-votes or (ii) proxies marked "ABSTAIN") is required for the approval of the 2005 Option Plan. Broker non-votes and proxies marked "ABSTAIN" shall have no effect on the outcome of the votes on the 2005 Option Plan. The OTS does not endorse or approve the 2005 Option Plan in any way.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2005 OPTION PLAN.

--------------------------------------------------------------------------------
             PROPOSAL III - APPROVAL OF AMERICAN SAVINGS BANK OF NJ
                           2005 RESTRICTED STOCK PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the American Savings Bank of NJ 2005 Restricted Stock Plan (the "2005 Restricted Stock Plan") as a method of providing directors, officers, and employees of the Bank or its subsidiaries with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Company or its subsidiaries. The Bank will contribute sufficient funds to the 2005 Restricted Stock Plan to purchase Common Stock representing up to 108,868 shares of Common Stock. The 2005 Restricted Stock Plan may purchase such shares in the open market or from the Company from authorized but unissued shares of Common Stock or treasury shares. All of the Common Stock to be purchased by the 2005 Restricted Stock Plan will be purchased at the Fair Market Value of such stock on the date of purchase. Awards under the 2005 Restricted Stock Plan will be made in recognition of expected future services to the Bank or its subsidiaries by its directors, officers and employees responsible for implementation of the policies adopted by the Board of Directors and as a means of providing a further retention incentive. The following is a summary of the material features of the 2005 Restricted Stock Plan which is qualified in its entirety by reference to the complete provisions of the 2005 Restricted Stock Plan which is attached hereto as Appendix C.

         Awards Under the Restricted Stock Plan. Benefits under the 2005 Restricted Stock Plan ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or its subsidiaries (the "2005 Restricted Stock Plan Committee") appointed by the Board of Directors. The 2005 Restricted Stock Plan is managed by trustees (the "2005 Restricted Stock Plan Trustees") who are non-employee directors and who have the responsibility to invest all funds contributed by the Bank to the trust created for the 2005 Restricted Stock Plan (the "2005 Restricted Stock Plan Trust"). Unless the terms of the 2005 Restricted Stock Plan or the 2005 Restricted Stock Plan Committee specifies otherwise, awards under the 2005 Restricted Stock Plan will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of the grant of such awards, and 20% annually thereafter on the anniversary of the date of the grant, provided that the recipient of the award remains an employee, director or director emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be paid to the recipient as compensation within 30 days of the applicable dividend payment date. Any shares held by the 2005 Restricted Stock Plan Trust which are not yet earned shall be voted by the 2005 Restricted Stock Plan
Trustees, as directed by the 2005 Restricted Stock Plan Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Plan Share Awards to directors shall be immediately non-forfeitable in the event of the death, disability or a Change in Control of the Company or the Bank, of such director and distributed as soon as practicable thereafter. The Board of Directors can terminate the 2005 Restricted Stock Plan at any time, and if it does so, any shares not allocated will revert to the Bank.

         Plan Share Awards under the 2005 Restricted Stock Plan will be determined by the 2005 Restricted Stock Plan Committee. In no event shall any employee receive Plan Share Awards in excess of 25% of the aggregate Common Stock authorized under the 2005 Restricted Stock Plan ("Plan Share Reserve"). Plan Share Awards may be granted to newly elected or appointed non-employee directors subsequent to the effective date of the 2005 Restricted Stock Plan, provided that the Plan Share Awards made to non- employee directors shall not exceed 36% of the Plan Share Reserve in the aggregate or 6% of the total Plan Share Reserve to any individual non-employee director.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the 2005 Restricted Stock Plan, resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the anticipated award of Common Stock under the 2005 Restricted Stock Plan as authorized pursuant to the terms of the 2005 Restricted Stock Plan or the anticipated actions of the 2005 Restricted Stock Plan Committee; provided, however, that a letter of non-objection must be received from the Office of Thrift Supervision in order to permit non-employee directors to receive in the aggregate more than 30% of the total shares reserved under the plan and more than 5% individually. If the non-objection of the Office of Thrift Supervision is not received, the award of Common Stock under the 2005 Restricted Stock Plan to each non-employee director will be reduced to meet such restriction. No Plan Share Awards are expected to be granted to any associates of executive officers, directors or nominees.


                                                   NEW PLAN BENEFITS
                                                 RESTRICTED STOCK PLAN
                                                 ---------------------
                                                                                         Number of Shares
Name and Position                                                  Dollar Value ($)(1)   to be Granted (2)
-----------------                                                  -------------------   -----------------
W. George Parker, Chairman                                               $109,411            6,532
Joseph Kliminski, President, Chief Executive Officer                     $437,644           26,128
and Director
Robert A. Gaccione, Director                                             $109,411            6,532
H. Joseph North, Director                                                $109,411            6,532
Stanley Obal, Director                                                   $109,411            6,532(3)
Vincent S. Rospond, Director                                             $109,411            6,532(3)
James H. Ward, III, Vice Chairman                                        $109,411            6,532
Richard M. Bzdek, Executive Vice President,                              $218,822           13,064
  Chief Operating Officer and Secretary
Eric B. Heyer, Senior Vice President                                     $200,581           11,975
  and Chief Financial Officer
Executive Group (3 persons)                                              $857,047           51,167
Non-Executive Director Group (6 persons)                                 $656,466           39,192
Non-Executive Officer Employee Group (3 persons)                         $310,026           18,509

----------------------
(1) These values are based on the last reported sales price of the Common Stock on December 16, 2004, which was $16.75 per share. The exact dollar value of the Common Stock granted will equal the market price of the Common Stock on the date of vesting of such awards.
(2) All Plan Share Awards presented herein shall be earned at a rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary of the date of the award. All awards shall become immediately 100% vested upon death or disability or termination of service following a change in control of the Company or the Bank (as defined in the plan). Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3)  Nominee for election as a director of the Company.

         Amendment and Termination of the Restricted Stock Plan. The Board may amend or terminate the 2005 Restricted Stock Plan at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the 2005 Restricted Stock Plan, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the 2005 Restricted Stock Plan or materially modify the requirements for eligibility for participation in the 2005 Restricted Stock Plan unless such action of the Board shall be subject to approval by the stockholders of the Company.

         Possible Dilutive Effects of the Restricted Stock Plan. It is the Bank's present intention to fund the 2005 Restricted Stock Plan through open-market purchases of Common Stock, which will cause no dilutive effect. The 2005 Restricted Stock Plan provides, however, that Common Stock to be awarded may be acquired by the 2005 Restricted Stock Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. In that stockholders do not have preemptive rights, to the extent that authorized but unissued shares are utilized to fund Plan Share Awards, the interests of current stockholders may be diluted. If all Plan Share Awards (i.e., 108,868 shares of Common Stock) are funded with newly issued shares, the dilutive effect to existing stockholders would be approximately 1.92%.

         Federal Income Tax Consequences. Common Stock awarded under the 2005 Restricted Stock Plan is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the transfer of such Plan Share Award to elect to include in gross income for the current taxable year the Fair Market Value of such award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the transfer of the stock award. The Bank will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the 2005 Restricted Stock Plan Trust in order to meet any necessary tax withholding obligations.

         Accounting Treatment. For accounting purposes, the Bank will recognize compensation expense for Common Stock subject to Plan Share Awards over the vesting period at the fair market value of the shares on the date they are awarded.

         Stockholder Approval. The Company is submitting the 2005 Restricted Stock Plan to stockholders for approval in accordance with OTS regulations. The 2005 Restricted Stock Plan and awards made thereunder will not be effective until receipt of stockholder approval of Proposal III. Additionally, stockholder approval of the 2005 Restricted Stock Plan will enable recipients of Plan Share Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

         The affirmative vote of both: (a) a majority of the votes eligible to be cast at the Meeting including votes cast by American Savings, MHC and (b) a majority of the votes cast at the Meeting by stockholders other than American Savings MHC (without regard to either (i) broker non-votes or (ii) proxies marked "ABSTAIN") is required for the approval of the 2005 Restricted Stock Plan. Broker non-votes and proxies marked "ABSTAIN" shall have no effect on the outcome of the votes on the 2005 Restricted Stock Plan. The OTS does not endorse or approve the 2005 Restricted Stock Plan in any way.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESTRICTED STOCK PLAN.

--------------------------------------------------------------------------------
              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has appointed Crowe Chizek and Company LLC as the Company's independent auditor for the fiscal year ending September 30, 2005, subject to ratification by the Company's stockholders. A representative of Crowe Chizek and Company LLC is expected to be present at the Meeting, will have the opportunity to make a statement if he so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the auditors requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as the Company's auditors for the 2005 fiscal year.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's bylaws, stockholder proposals that are not included in the Company's proxy statement for the annual meeting, will only be considered at such meeting if the stockholder submits notice of the proposal to the Company at the above address by at least five days before the date of the annual meeting. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the annual meeting.

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders to be held in 2006, all stockholder proposals must be received at the Company's executive office at 365 Broad Street, Bloomfield, New Jersey 07003 by August 19, 2005. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has engaged D.F. King to act as a proxy solicitor in connection with the Meeting; and the anticipated cost of this engagement is approximately $25,000.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 2004 will be furnished without charge to stockholders as of the Record Date upon written request to the Secretary, ASB Holding Company, 365 Broad Street, Bloomfield, New Jersey 07003.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Richard M. Bzdek

                                              Richard M. Bzdek
                                              Secretary

                                                                      APPENDIX A


                               ASB HOLDING COMPANY
                          NOMINATING COMMITTEE CHARTER

         This Nominating Committee Charter has been adopted by the Board of Directors of ASB Holding Company (the "Company"). The Nominating Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Statement of Purpose

         The Committee's purpose is to seek and recommend qualified persons for the Board's approval as the Board's nominees for election or appointment to the Company's Board of Directors. The Committee may also have such other duties as may from time to time be assigned to it by the Board.

Membership

         The membership of the Committee shall consist of at least three directors, whose directorships are not up for election at the next annual meeting of stockholders of the Company and who are independent directors. Applicable laws and regulations, including the regulations of the Nasdaq Stock Market, as they may be amended from time to time, will be followed in evaluating a director's independence. The Chairman of the Board of Directors shall annually appoint the directors to serve on the Committee.

         One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board.

Responsibilities

         Although the Committee may consider other duties from time to time, the general recurring activities of the Committee in carrying out its nominating function are described below. The responsibilities of the Committee shall include, but not be limited to:

         1. Identify, recruit and interview qualified individuals to be the Board's nominees for election or appointment to the Board of Directors.

         2.       Annually  present  to  the  Board  the  names  of  individuals
                  recommended   for  selection  by  the  Board  as  the  Board's
                  nominees.

         3. Annually review and make recommendations about changes to the charter of the Nominating Committee.

         4. Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

Nomination/Appointment Policy

         The Committee believes that it is in the best interest of the Company and its shareholders to obtain highly-qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

         The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, American Savings Bank of NJ. Additionally, the Committee will consider persons recommended by shareholders of the Company. The Committee will evaluate persons recommended by directors or officers of the Company or American Savings Bank of NJ and persons recommended by shareholders in the same manner.

         To be considered in the Committee's selection of its nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Nomination Procedure

         Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the Committee shall deliver written nominations to the Secretary of the Company at least 20 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company's subsidiary bank.

         No nominations for directors except those made by the Committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company at least five days prior to the date of the annual meeting. Nominations made by shareholders must also be accompanied by a certification, under oath before a notary public, by each nominee that he meets the eligibility requirements to be a director as set forth in Article III of the Company's Bylaws. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company's subsidiary bank.

         Ballots bearing the names of all persons nominated by the Committee and by shareholders shall be provided for use at the annual meeting. However, if the Committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

Resources and Authority

         The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

Meetings and Reports

         The Committee shall meet as frequently as the Committee considers necessary and no less than once a year. The Committee shall keep regular minutes of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

Publication of Charter

         Pursuant to the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, a copy of this charter shall be attached as an appendix to the Company's annual meeting proxy statement at least once every three fiscal years.

                                                                      APPENDIX B

                              ASB HOLDING COMPANY.
                             2005 STOCK OPTION PLAN

     1. PURPOSE OF THE PLAN. The Plan shall be known as the ASB HOLDING  COMPANY
        -------------------
("Company") 2005 Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to officers, directors, employees and other persons providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

     2. DEFINITIONS. The following words and phrases when used in this Plan with
        -----------
an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

     "Bank" shall mean American Savings Bank of NJ, or any successor corporation thereto.

     "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

     "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Subsidiaries; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge into the Company or the Bank and a new Parent of the Company or the Bank is formed.

     "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

     "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

     "Common Stock" shall mean common stock of the Company, or any successor or parent corporation thereto.

     "Company" shall mean the ASB HOLDING COMPANY, the parent corporation of the Bank, or any successor or Parent thereof.

     "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

     "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

     "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Bank or the Company from time to time.

     "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or the Parent in his then current capacity as determined by the Committee.

     "Effective Date" shall mean the date of approval of the Plan by the stockholders of the Company.

     "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company.

     "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, including the Nasdaq National Market, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith.

     "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

     "MHC" shall mean American Savings, MHC, the mutual holding company of the Bank.

     "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

     "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

     "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

     "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

     "Parent" shall mean any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

     "Participant" means any Director, officer or Employee of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

     "Plan" shall mean the ASB Holding Company 2005 Stock Option Plan.

     "Share" shall mean one share of the Common Stock.

     "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" of the Company as defined in Sections 424(f) and (g) of the Code, including the Bank.

     3.  SHARES  SUBJECT  TO THE  PLAN.  Except  as  otherwise  required  by the
         -----------------------------
provisions of Section 13 hereof, the aggregate number of Shares which may be issued pursuant to the Plan with respect to Awards made thereunder shall not exceed 272,171 Shares ("Share Limit"). The aggregate number of Shares that may be issued upon the exercise of Incentive Stock Options under the Plan shall not exceed this Share Limit. Such Shares may either be from authorized but unissued shares, treasury shares or shares purchased in the market for Plan purposes. If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

     4.  SIX  MONTH  HOLDING  PERIOD.   Subject  to  vesting  requirements,   if
         ---------------------------
applicable, except in the event of death or Disability of the Optionee or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

     5. ADMINISTRATION OF THE PLAN.
        --------------------------

          (a)  COMPOSITION OF THE COMMITTEE.  The Plan shall be  administered by
               ----------------------------
the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 C.F.R. Section 240.16b-3.

          (b) POWERS OF THE COMMITTEE.  The Committee is authorized (but only to
              -----------------------
the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

          The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

          (c) EFFECT OF COMMITTEE'S DECISION. All decisions,  determinations and
              ------------------------------
interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     6. ELIGIBILITY FOR AWARDS AND LIMITATIONS.
        --------------------------------------

          (a) The Committee shall from time to time determine the Participants who shall be granted Awards under the Plan, the number of Awards to be granted to each such Participant, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

          (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

          (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 34.5% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or more than 5.75% to any individual non-employee Director; provided, however, that if a letter of non-objection for the Plan is not received from the Office of Thrift Supervision, Shares subject to Options granted to non-employee Directors in the aggregate under this Plan will be limited to 30% of the total number of Shares authorized for delivery under this Plan pursuant to Section 3 herein or 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

     7. TERM OF THE PLAN.  The Plan shall  continue  in effect for a term of ten
        ----------------
(10) years from the Effective Date, unless sooner terminated pursuant to Section 18 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

     8. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS. Incentive Stock Options
        -----------------------------------------------
may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

          (a) OPTION PRICE.

               (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

               (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

          (b) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

          (c) TERM OF INCENTIVE STOCK OPTION. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten
(10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

          (d) EXERCISE GENERALLY. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

          (e) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. The Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

          (f) TRANSFERABILITY. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     9. TERMS AND CONDITIONS OF NON-INCENTIVE STOCK OPTIONS.  Each Non-Incentive
        ---------------------------------------------------
Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

          (a)  OPTIONS  GRANTED  TO  DIRECTORS.  Subject to the  limitations  of
Section 6(c), Non- Incentive Stock Options to purchase 16,330 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

          (b) OPTION PRICE. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

          (c) PAYMENT. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price must have been owned by the party exercising such Option for not less than six months prior to the date of exercise of such Option, and such Common Stock shall be valued at the Fair Market

Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

          (d) TERM. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

          (e) EXERCISE GENERALLY. The Committee may impose additional conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of the Options, the Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

          (f) CASHLESS EXERCISE. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee gives the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company. Such Option shall not be deemed exercised until the Company has received full payment for the exercise price of such Option.

          (g) TRANSFERABILITY. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

     10. EFFECT OF TERMINATION  OF EMPLOYMENT,  DISABILITY OR DEATH ON INCENTIVE
         -----------------------------------------------------------------------
         STOCK OPTIONS.
         -------------

          (a) TERMINATION OF EMPLOYMENT. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

          (b) DISABILITY. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

          (c) DEATH. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

          (d) INCENTIVE STOCK OPTIONS DEEMED EXERCISABLE. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

          (e) TERMINATION OF INCENTIVE STOCK OPTIONS. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

     11.  EFFECT  OF  TERMINATION   OF   EMPLOYMENT,   DISABILITY  OR  DEATH  ON
          ----------------------------------------------------------------------
NON-INCENTIVE  STOCK OPTIONS.  The terms and conditions of  Non-Incentive  Stock
----------------------------
Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the award, and provided further that any such terms and conditions may not be inconsistent with applicable regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency.

     12.  WITHHOLDING  TAX. The Company  shall have the right to deduct from all
          ----------------
amounts paid in cash with respect to the cashless exercise of Options any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     13. RECAPITALIZATION,  MERGER,  CONSOLIDATION,  CHANGE IN CONTROL AND OTHER
         -----------------------------------------------------------------------
TRANSACTIONS.
------------

          (a) ADJUSTMENT. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of consideration by the Company (other than Shares held by dissenting stockholders).

          (b) CHANGE IN CONTROL. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

               (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon the exercise of the Substitute Options a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

               (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

          (c) EXTRAORDINARY CORPORATE ACTION. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

               (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

               (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

               (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

          (d) ACCELERATION. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan; provided that such action is not contrary to regulations of the OTS or other appropriate banking regulatory agency then in effect.

          (e) NON-RECURRING DIVIDENDS. Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the stockholders, the Company shall, within the discretion of the Committee, either:

               (i) adjust the Option exercise price per share in a proportionate and equitable manner to reflect the payment of such capital distribution, or

               (ii) make an equivalent payment to each Participant holding an outstanding Option as of the dividend record date of such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per Optioned Stock as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per Optioned Stock equal in fair market value to the fair market value of the non-cash dividend or distribution; or

               (iii) take the action described in Section 13(e)(i) with respect to certain outstanding Options and the action described in Section 13(e)(ii) with respect to the remaining outstanding Options.

          Except as expressly provided in Sections 13(a) and 13(b), no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 13.

     14. TIME OF GRANTING OPTIONS. The date of grant of an Option under the Plan
         ------------------------
shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

     15.  EFFECTIVE  DATE.  The Plan  shall  become  effective  upon the date of
          ---------------
approval of the Plan by the stockholders of the Company, subject to approval or non-objection by the Office of Thrift Supervision, if applicable. The Committee may make a determination related to Awards prior to the Effective Date with such Awards to be effective upon the date of stockholder approval of the Plan.

     16. APPROVAL BY STOCKHOLDERS.  The Plan shall be approved by an affirmative
         ------------------------
vote of a majority vote of the total votes eligible to be cast at a meeting of stockholders of the Company held within twelve (12) months before or after the date the Plan is approved by the Board.

     17.  MODIFICATION OF OPTIONS.  At any time and from time to time, the Board
          -----------------------
may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 18 hereof.

     18. AMENDMENT AND TERMINATION OF THE PLAN.
         -------------------------------------

          (a) ACTION BY THE BOARD. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 13 hereof) the maximum number of Shares permitted to be issued under the Plan, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to approval or ratification by the stockholders of the Company. Notwithstanding anything herein to the contrary, in no event shall the Board or the Committee amend the Plan or amend an Award under the Plan which allows the exercise price of any Option granted under the Plan to be reduced after the date of grant, except as otherwise permitted in accordance with Section 13 of the Plan, without stockholder approval of such action.

          (b) CHANGE IN APPLICABLE LAW. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule, regulation or policy which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

     19.  CONDITIONS  UPON ISSUANCE OF SHARES;  LIMITATIONS ON OPTION  EXERCISE;
          ----------------------------------------------------------------------
          CANCELLATION OF OPTION RIGHTS.
          -----------------------------

          (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

          (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

          (c) As a condition to the exercise of an Option or the delivery of the Shares, the Company may require the person exercising the Option or receiving delivery of the Shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

          (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors or the Committee, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

          (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

          (f) In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or directors of the Company or its Subsidiaries must exercise such options or forfeit such Options.

          (g) Notwithstanding anything herein to the contrary, in no event shall Shares be issued with respect to any Award to the extent that such issuance would cause the MHC to fail to qualify as a mutual holding company under applicable regulations.

     20.  RESERVATION  OF SHARES.  During the term of the Plan, the Company will
          ----------------------
reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     21.  UNSECURED  OBLIGATION.  No  Participant  under the Plan shall have any
          ---------------------
interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

     22. NO EMPLOYMENT RIGHTS. No Director,  Employee or other person shall have
         --------------------
a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director, Director Emeritus or in any other capacity with the Company, the Bank or other Subsidiaries.

     23.  GOVERNING  LAW.  The  Plan  shall  be  governed  by and  construed  in
          --------------
accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

                                                                      APPENDIX C

                           AMERICAN SAVINGS BANK OF NJ
                 2005 RESTRICTED STOCK PLAN AND TRUST AGREEMENT

                                    ARTICLE I

                       ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 American Savings Bank of NJ ("Bank") hereby establishes the Restricted Stock Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Restricted Stock Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II

                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to reward and to retain personnel of experience and ability in key positions of responsibility with the Bank and its subsidiaries, by providing such personnel of the Bank and its subsidiaries with an increased equity interest in the parent corporation of the Bank, ASB Holding Company ("Parent"), as compensation for their prior and anticipated future professional contributions and service to the Bank and its subsidiaries.

                                   ARTICLE III

                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     "Bank" means American Savings Bank of NJ, a federal stock savings bank.

     "Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Bank or the Committee on forms provided for this purpose by the Committee and delivered to the Bank and may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

     "Board" means the Board of Directors of the Bank, or any successor corporation thereto.

     "Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Bank or its Subsidiaries.

     "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Parent or the Bank; (ii) the merger or recapitalization of the Parent or the Bank whereby the Parent or the Bank is not the surviving entity; (iii) a change in control of the Parent or the Bank, as otherwise defined or determined by the Office of Thrift Supervision ("OTS") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Parent by any person, trust, entity or group. This limitation shall not apply to the purchase of shares of up to 25% of any class of securities of the Parent by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. ss.574.3(c)(1)(vi) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge with the Parent or the Bank and a new parent corporation of the Parent or the Bank is formed.

     "Committee" means the Board of Directors of the Parent or the Restricted Stock Plan Committee appointed by the Board of Directors of the Parent pursuant to Article IV hereof.

     "Common Stock" means shares of the common stock of the Parent, or any successor corporation or parent thereto.

     "Conversion" means the effective date of the stock charter of the Bank and simultaneous acquisition of all of the outstanding stock of the Bank by the Parent.

     "Director" means a member of the Board of the Bank.

     "Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Parent or the Bank from time to time.

     "Disability" means any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Bank or any Subsidiary in his current capacity as determined by the Committee.

     "Eligible Participant" means an Employee or Director who may receive a Plan Share Award under the Plan.

     "Employee" means any person who is employed by the Bank or a Subsidiary.

     "Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Parent.

     "MHC" means American Savings, MHC, a federally-chartered mutual holding company and majority shareholder of Parent.

     "Parent" means ASB Holding Company, and any successor corporation thereto.

     "Participant" means an Employee or Director who receives a Plan Share Award under the Plan.

     "Plan Shares" means shares of Common Stock held in the Trust which are awarded or issuable to a Participant pursuant to the Plan.

     "Plan Share Award" or "Award" means a right granted to a Participant under this Plan to earn or to receive Plan Shares.

     "Plan Share Reserve" means the shares of Common Stock held by the Trust pursuant to Sections 5.03 and 5.04.

     "Subsidiary" means those subsidiaries of the Bank which, with the consent of the Board, agree to participate in this Plan.

     "Trustee" or "Trustee Committee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV

                           ADMINISTRATION OF THE PLAN

     4.01 ROLE OF THE COMMITTEE. The Plan shall be administered and interpreted by the Board or the Committee appointed by said Board, which shall consist of not less than two non-employee members of the Board of Directors of the Parent, which shall have all of the powers allocated to it in this and other sections of the Plan. All persons designated as members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("1934 Act"). The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provision of this Plan and Trust and the terms of Article VIII hereof.

     4.02 ROLE OF THE BOARD. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees. The Board shall have all of the powers allocated to it in this and other sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that the Board may not revoke any Plan Share Award already made except as provided in
Section 7.01(b) herein.

     4.03 LIMITATION ON LIABILITY. No member of the Board, the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Share Awards granted. If a member of the Board, Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Bank and its Subsidiaries and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

                                    ARTICLE V

                        CONTRIBUTIONS; PLAN SHARE RESERVE

     5.01 AMOUNT AND TIMING OF CONTRIBUTIONS. The Board of Directors of the Bank shall determine the amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such contribution amounts shall be paid to the Trustee at the time of contribution. No contributions to the Trust by Participants shall be permitted except with respect to amounts necessary to meet tax withholding obligations.

     5.02 INITIAL INVESTMENT. Any funds held by the Trust prior to investment in the Common Stock shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

     5.03 INVESTMENT OF TRUST ASSETS. Following approval of the Plan by stockholders of the Parent and receipt of any other necessary regulatory approvals, the Trust shall purchase Common Stock of the Parent in an amount equal to up to 100% of the Trust's cash assets, after providing for any required withholding as needed for tax purposes, provided, however, that the Trust shall not purchase more than 108,868 shares of Common Stock. The Trustee may purchase shares of Common Stock in the open market or, in the alternative, may purchase authorized but unissued shares of the Common Stock or treasury shares from the Parent in an amount sufficient to fund the Plan Share Reserve.

     5.04 EFFECT OF ALLOCATIONS, RETURNS AND FORFEITURES UPON PLAN SHARE RESERVES. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.05, or the decision of the Committee to return Plan Shares to the Parent, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any Shares subject to an Award which are not earned because of forfeiture by the Participant pursuant to Section 7.01 shall be added to the Plan Share Reserve.

                                   ARTICLE VI

                            ELIGIBILITY; ALLOCATIONS

     6.01 ELIGIBILITY. Eligible Participants may receive Plan Share Awards within the sole discretion of the Committee. Directors who are not otherwise Employees shall receive Plan Share Awards pursuant to Section 6.05.

     6.02 ALLOCATIONS. The Committee will determine which of the Eligible Participants will be granted Plan Share Awards and the number of Shares covered by each Award, provided, however, that in no event shall any Awards be made which will violate the Articles of Incorporation or Bylaws of the Bank or its Subsidiaries or any applicable federal or state law or regulation. In the event Shares are forfeited for any reason or additional Shares are purchased by the Trustee, the Committee may, from time to time, determine which of the Eligible Participants will be granted Plan Share Awards to be awarded from forfeited Shares. In selecting such Eligible Participants to whom Plan Share Awards will be granted and the number of shares covered by such Awards, the Committee shall consider the prior and anticipated future position, duties and responsibilities of the Eligible Participants, the value of their prior and anticipated future services to the Bank and its Subsidiaries, and any other factors the Committee may deem relevant. All actions by the Committee shall be deemed final, except to the extent that such actions are revoked by the Board. Notwithstanding anything herein to the contrary, in no event shall any Participant receive Plan Share Awards in excess of 25% of the aggregate Plan Shares authorized under the Plan.

     6.03 FORM OF ALLOCATION. As promptly as practicable after a determination is made pursuant to Section 6.02 or Section 6.05 that a Plan Share Award is to be made, the Committee shall notify the Participant in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the award may be earned. The date on which the Committee makes its award determination or the date the Committee so notifies the Participant shall be considered the date of grant of the Plan Share Awards as determined by the Committee. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 ALLOCATIONS NOT REQUIRED. Notwithstanding anything to the contrary at Sections 6.01, 6.02 or 6.05, no Eligible Participant shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the sole discretion of the Committee and the Board, nor shall the Eligible Participant as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board) return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.

     6.05  AWARDS TO  DIRECTORS.  Subject to the  limitations  provided  in this
Section 6.05, upon the Effective Date, a Plan Share Award consisting of 6,532 Plan Shares shall be awarded to each Director of the Bank that is not otherwise an Employee. Such Plan Share Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years during such continued periods of service as a Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director or Director Emeritus. Such Plan Share Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Parent or the Bank. Subsequent to the Effective Date, Plan Share Awards may be awarded to newly elected or appointed Directors of the Bank by the Committee. In no event shall total Plan Share Awards granted to non- employee Directors of the Bank in the aggregate under this Plan exceed more than 36% of the total Plan Share Reserve or more than 6% to any individual non-employee Director; provided, however, that if a letter of non-objection for the Plan is not received from the Office of Thrift Supervision, total Plan Share Awards granted to non-employee Directors in the aggregate under this Plan will be limited to 30% of the total Plan Share Reserve or 5% to any individual non-employee Director.

                                   ARTICLE VII

             EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01 EARNINGS PLAN SHARES; FORFEITURES.

     (A) GENERAL RULES. Unless the Committee shall specifically state to the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Participant at the rate of one-fifth of such Award following one year after the granting of such Award, and an additional one-fifth following each of the next four successive years; provided that such Participant remains an Employee, Director, or Director Emeritus during such period.

     (B) REVOCATION FOR MISCONDUCT. Notwithstanding anything herein to the contrary, the Board shall, by resolution, immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Participant, whether or not yet earned, in the case of a Participant who is discharged from the employ or service of the Bank or a Subsidiary for Cause, or who is discovered after termination of employment or service to have engaged in conduct that would have justified termination for Cause. A determination of Cause shall be made by the Board within its sole discretion.

     (C) EXCEPTION FOR TERMINATIONS DUE TO DEATH OR DISABILITY. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Participant whose employment or service with the Bank or a Subsidiary terminates due to death or Disability, shall be deemed earned and nonforfeitable as of the Participant's last date of employment or service with the Bank or a Subsidiary and shall be distributed as soon as practicable thereafter.

     (D) EXCEPTION FOR TERMINATION AFTER A CHANGE IN CONTROL. Notwithstanding the general rule contained in Section 7.01 above, all Plan Shares subject to a Plan Share Award held by a Participant shall be deemed to be immediately 100% earned and non-forfeitable in the event of a Change in Control of the Parent or the Bank and shall be distributed as soon as practicable thereafter.

     7.02 ACCRUAL AND PAYMENT OF DIVIDENDS. A holder of a Plan Share Award, whether or not earned, shall also be entitled to receive an amount equal to any cash dividends declared and paid with respect to shares of Common Stock represented by such Plan Share Award between the date the relevant Plan Share Award was granted to such Participant and the date the Plan Shares are distributed. Such cash dividend amounts applicable to Plan Share Awards shall constitute compensation that shall be paid by the Trust or the Bank to the Participant within 30 days of the respective dividend payment date.

     7.03 DISTRIBUTION OF PLAN SHARES.

     (A)  TIMING  OF   DISTRIBUTIONS:   GENERAL  RULE.  Except  as  provided  in
Subsections (d) and (e) below, Plan Shares shall be distributed to the Participant or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed. Notwithstanding anything herein to the contrary, at the discretion of the Committee, Plan Shares may be distributed prior to such Shares being 100% earned, provided that such Plan Shares shall contain a restrictive legend detailing the applicable limitations of such shares with respect to transfer and forfeiture.

     (B) FORM OF DISTRIBUTION. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned. Payments representing cash dividends (and earnings thereon) shall be made in cash. Notwithstanding anything within the Plan to the contrary, upon a Change in Control whereby substantially all of the Common Stock of the Parent shall be acquired for cash, all Plan Shares associated with such Plan Share Awards, together with any shares representing stock dividends associated with such Plan Share Awards, shall be, at the sole discretion of the Committee, distributed as of the effective date of such Change in Control, or as soon as administratively feasible thereafter, in the form of cash equal to the consideration received in exchange for such Common Stock represented by such Plan Shares.

     (C) WITHHOLDING. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock necessary to cover any applicable withholding and employment taxes, and if the amount of such payment or distribution is not sufficient, the Trustee may require the Participant or Beneficiary to pay to the Trustee the amount required to be withheld in taxes as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or a Subsidiary which employs or employed such Participant any such amount withheld from or paid by the Participant or Beneficiary.

     (D) TIMING: EXCEPTION FOR 10% SHAREHOLDERS. Notwithstanding Subsection (a) above, no Plan Shares may be distributed prior to the date which is five years from the effective date of the

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

Conversion to the extent the Participant or Beneficiary, as the case may be, would after receipt of such Shares own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock of the Parent, unless such action is approved in advance by a majority vote of disinterested directors of the Board of the Parent. Any Plan Shares remaining undistributed solely by reason of the operation of this Subsection (d) shall be distributed to the Participant or his Beneficiary on the date which is five years from the effective date of the Conversion.

     (E) REGULATORY EXCEPTIONS. No Plan Shares shall be distributed, however, unless and until all of the requirements of all applicable law and regulation shall have been fully complied with, including the receipt of approval of the Plan by the stockholders of the Parent by such vote, if any, as may be required by applicable law and regulations.

     7.04 VOTING OF PLAN SHARES. After a Plan Share Award has become earned and non-forfeitable, the Participant shall be entitled to direct the Trustee as to the voting of the Plan Shares which are associated with the Plan Share Award and which have not yet been distributed pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting of such Shares, shall be voted by the Trustee as directed by the Committee.

                                  ARTICLE VIII

                                      TRUST

     8.01 TRUST. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 MANAGEMENT OF TRUST. It is the intention of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares not held in the Plan Share Reserve, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b) To invest any Trust assets not otherwise  invested in  accordance  with
     (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

     (f) To employ brokers, agents, custodians, consultants and accountants.

     (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

     (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Bank earnings of the Trust attributable to the Plan Share Reserve.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

     8.03 RECORDS AND ACCOUNTS. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 EARNINGS. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to shares of Common Stock shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Plan Share Awards, or, otherwise to the Plan Share Reserve.

     8.05 EXPENSES. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Bank.

     8.06 INDEMNIFICATION. Subject to the requirements and limitations of applicable laws and regulations, the Parent and the Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.01 ADJUSTMENTS FOR CAPITAL CHANGES. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of Shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of the Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Bank.

     9.02 AMENDMENT AND TERMINATION OF THE PLAN. The Board may, by resolution, at any time, amend or terminate the Plan. The power to amend or terminate the Plan shall include the power to direct the Trustee to return to the Bank all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards which have not yet been earned by the Participants to whom they have been awarded. However, the termination of the Trust shall not affect a Participant's right to earn Plan Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or the Board. Notwithstanding the foregoing, no action of the Board may increase (other than as provided in Section 9.01 hereof) the maximum number of Plan Shares permitted to be awarded under the Plan as specified at Section 5.03, materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Parent.

     9.03 NONTRANSFERABLE. Plan Share Awards and rights to Plan Shares shall not be transferable by a Participant, and during the lifetime of the Participant, Plan Shares may only be earned by and paid to the Participant who was notified in writing of the Award by the Committee pursuant to Section 6.03. No Participant or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Parent, the Bank, or any Subsidiary be subject to any claim for benefits hereunder.

     9.04 NO EMPLOYMENT RIGHTS. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right, either express or implied, on the part of any Participant to continue in the employ or service of the Parent, the Bank, or a Subsidiary thereof.

     9.05 VOTING AND DIVIDEND RIGHTS. No Participant shall have any voting or dividend rights of a stockholder with respect to any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually distributed to such Participant.

     9.06 GOVERNING LAW. The Plan and Trust shall be governed by and construed under the laws of the State of New Jersey, except to the extent that Federal Law shall be deemed applicable.

     9.07 EFFECTIVE DATE. The Plan shall be effective as of the date of approval of the Plan by stockholders of the Parent, subject to the receipt of approval or non-objection by the OTS or other applicable banking regulator, if applicable.

     9.08 TERM OF PLAN.  This Plan shall  remain in effect  until the earlier of
(i) termination by the Board, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Plan shall not effect any Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 TAX STATUS OF TRUST. It is intended that the Trust established hereby shall be treated as a grantor trust of the Bank under the provisions of Section 671 et seq. of the Internal Revenue Code of 1986, as amended, as the same may be amended from time to time.

--------------------------------------------------------------------------------
                               ASB HOLDING COMPANY
                                365 BROAD STREET
                          BLOOMFIELD, NEW JERSEY 07003
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 2005
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of ASB Holding Company (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at The Wilshire Grand Hotel, 350 Pleasant Valley Way, West Orange, New Jersey, on January 20, 2005, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                      FOR    WITHHELD
                                                      ---    --------
1.        The election as director of the nominees
          listed with terms to expire in 2008
          (except as marked to the contrary below):   [ ]       [ ]

          Stanley Obal
          Vincent S. Rospond

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on ------------ the line provided below.

--------------------------------------------------------------------------------

                                                      FOR     AGAINST    ABSTAIN
                                                      ---     -------    -------

2.        The approval of the ASB Holding Company
          2005 Stock Option Plan.                     [ ]       [ ]        [ ]

3.        The approval of the American Savings
          Bank of NJ 2005 Restricted Stock Plan.      [ ]       [ ]        [ ]

4.        The ratification of the appointment of
          Crowe Chizek and Company LLC as the
          Company's independent auditor for the
          fiscal year ending September 30, 2005.      [ ]       [ ]        [ ]


         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
nominees and proposals.                                 --

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and the 2004 Annual Report to Stockholders.


                                              [ ]  Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
       -----------------------


------------------------------------          ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


------------------------------------          ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------